                                                                    EXHIBIT 5(a)




                                                                  August 3, 1995



The Board of Directors
BanPonce Corporation
209 Munoz Rivera Avenue
Hato Rey, Puerto Rico   00918

The Board of Directors
Popular International Bank, Inc.
c/o BanPonce Corporation
209 Munoz Rivera Avenue
Hato Rey, Puerto Rico  00918

The Board of Directors
BanPonce Financial Corp.
521 Fellowship Road
Mt. Laurel, New Jersey 08054

Ladies and Gentlemen:

         This opinion is delivered in connection with the registration under the Securities Act of 1933 (the "Act") of (i) senior debt securities (the "BanPonce Senior Debt Securities"), subordinated debt securities (the "BanPonce Subordinated Debt Securities") and preferred stock, without par value (the "BanPonce Preferred Stock"), of BanPonce Corporation, a Puerto Rico corporation (the "Corporation"), (ii) senior debt securities (the "BanPonce Financial Senior Debt Securities") of BanPonce Financial Corp., a Delaware corporation ("Financial"), bearing the unconditional guarantees (the "BanPonce Financial Senior Debt Guarantees") of the Corporation, subordinated debt securities (the "BanPonce Financial Subordinated Debt Securities") of Financial, bearing the unconditional guarantees (the "BanPonce Financial Subordinated Debt Guarantees") of the Corporation, and shares of preferred stock, par value $.01 per share (the "BanPonce Financial Preferred Stock") of Financial, bearing the unconditional guarantees (the "BanPonce Financial Preferred Stock Guarantees"), and (iii) senior debt securities (the "PIB Senior Debt Securities") of Popular International Bank, Inc., a Puerto

BanPonce Corporation
Popular International Bank, Inc.
BanPonce Financial Corp.                                                    -2-

Rico corporation ("PIB"), bearing the unconditional guarantees (the "PIB Senior Debt Securities Guarantees") of the Corporation, subordinated debt securities (the "PIB Subordinated Debt Securities") of PIB, bearing the unconditional guarantees (the "PIB Subordinated Debt Securities Guarantees") of the Corporation and preferred stock, par value $25.00 per share (the "PIB Preferred Stock") of PIB, bearing the unconditional guarantees (the "PIB Preferred Stock Guarantees") of the Corporation (the BanPonce Senior Debt Securities, the BanPonce Subordinated Debt Securities, the BanPonce Financial Senior Debt Securities, the BanPonce Financial Subordinated Debt Securities, the PIB Senior Debt Securities and the PIB Subordinated Debt Securities are sometimes collectively referred to herein as the "Debt Securities", the BanPonce Financial Senior Debt Guarantees, the BanPonce Financial Subordinated Debt Guarantees, the BanPonce Financial Preferred Stock Guarantees, the PIB Senior Debt Securities Guarantees, the PIB Subordinated Debt Securities Guarantees and the PIB Preferred Stock Guarantees are sometimes collectively referred to herein as the "Guarantees", and the Debt Securities, the BanPonce Preferred Stock, the BanPonce Financial Preferred Stock and the PIB Preferred Stock are sometimes collectively referred to herein as the "Securities"). The Securities are limited to an aggregate initial offering price not to exceed $500,000,000. I, as Counsel to the Corporation, have examined such corporate records, certificates and other documents, and such questions of law, as I have considered necessary or appropriate for the purposes of this opinion. On the basis of such examination, I advise you that, in my opinion:

         (i) Each of the Corporation and PIB has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Puerto Rico.

         (ii) When the registration statement relating to the Securities and the Guarantees (the "Registration Statement") has become effective under the Act, the terms of the BanPonce Senior Debt Securities and of their issuance and sale have been duly established in conformity with the indenture relating to the BanPonce Senior Debt Securities (the "BanPonce Senior Indenture") so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation, and the BanPonce Senior Debt Securities have

BanPonce Corporation
Popular International Bank, Inc.
BanPonce Financial Corp.                                                    -3-

been duly executed and authenticated in accordance with the BanPonce Senior Indenture and issued and sold as contemplated in the Registration Statement, the BanPonce Senior Debt Securities will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (iii) When the Registration Statement has become effective under the Act, the indenture relating to the BanPonce Subordinated Debt Securities (the "BanPonce Subordinated Indenture") has been duly executed and delivered, the terms of the BanPonce Subordinated Debt Securities and of their issuance and sale have been duly established in conformity with the BanPonce Subordinated Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation, and the BanPonce Subordinated Debt Securities have been duly executed and authenticated in accordance with the BanPonce Subordinated Indenture and issued and sold as contemplated in the Registration Statement, the BanPonce Subordinated Debt Securities will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (iv) When the Registration Statement has become effective under the Act, the terms of the BanPonce Financial Senior Debt Securities and of the BanPonce Financial Senior Debt Guarantees and of their issuance and sale have been duly established in conformity with the indenture relating to the BanPonce Financial Senior Debt Securities (the "BanPonce Financial Senior Indenture") so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon Financial or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over Financial or the Corporation, the BanPonce Financial Senior Debt Securities have been duly executed and authenticated, and the BanPonce Financial Senior Debt Guarantees have been duly executed, each in accordance

BanPonce Corporation
Popular International Bank, Inc.
BanPonce Financial Corp.                                                    -4-

with the BanPonce Financial Senior Indenture, and the BanPonce Financial Senior Debt Securities and the BanPonce Financial Senior Debt Guarantees have been issued and sold as contemplated in the Registration Statement, the BanPonce Financial Senior Debt Securities will constitute valid and legally binding obligations of Financial and the BanPonce Financial Senior Debt Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (v) When the Registration Statement has become effective under the Act, the indenture relating to the BanPonce Financial Subordinated Debt Securities (the "BanPonce Financial Subordinated Indenture") has been duly executed and delivered, the terms of the BanPonce Financial Subordinated Debt Securities and of the BanPonce Financial Subordinated Debt Guarantees and of their issuance and sale have been duly established in conformity with the BanPonce Financial Subordinated Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon Financial or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over Financial or the Corporation, the BanPonce Financial Subordinated Debt Securities have been duly executed and authenticated, and the BanPonce Financial Subordinated Debt Guarantees have been duly executed, each in accordance with the BanPonce Financial Subordinated Indenture, and the BanPonce Financial Subordinated Debt Securities and the BanPonce Financial Subordinated Debt Guarantees have been issued and sold as contemplated in the Registration Statement, the BanPonce Financial Subordinated Debt Securities will constitute valid and legally binding obligations of Financial and the BanPonce Financial Subordinated Debt Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (vi) When the Registration Statement has become effective under the Act, the indenture relating to the PIB Senior Debt Securities (the "PIB Senior Indenture") has been duly executed and delivered, the terms of the PIB Senior Debt

BanPonce Corporation
Popular International Bank, Inc.
BanPonce Financial Corp.                                                    -5-

Securities and of the PIB Senior Debt Securities Guarantees and of their issuance and sale have been duly established in conformity with the PIB Senior Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PIB or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PIB or the Corporation, the PIB Senior Debt Securities have been duly executed and authenticated and the PIB Senior Debt Securities Guarantees have been duly executed, each in accordance with the PIB Senior Indenture, and the PIB Senior Debt Securities and the PIB Senior Debt Securities Guarantees have been issued and sold as contemplated in the Registration Statement, the PIB Senior Debt Securities will constitute valid and legally binding obligations of PIB and the PIB Senior Debt Securities Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (vii) When the Registration Statement has become effective under the Act, the indenture relating to the PIB Subordinated Debt Securities (the "PIB Subordinated Indenture") has been duly executed and delivered, the terms of the PIB Subordinated Debt Securities and of the PIB Subordinated Debt Securities Guarantees and of their issuance and sale have been duly established in conformity with the PIB Subordinated Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PIB or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PIB or the Corporation, and the PIB Subordinated Debt Securities have been duly executed and authenticated and the PIB Subordinated Debt Securities Guarantees have been duly executed, each in accordance with the PIB Subordinated Indenture, and the PIB Subordinated Debt Securities and the PIB Subordinated Debt Securities Guarantees have been issued and sold as contemplated in the Registration Statement, the PIB Subordinated Debt Securities will constitute valid and legally binding obligations of PIB and the PIB Subordinated Debt Securities Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar

BanPonce Corporation
Popular International Bank, Inc.
BanPonce Financial Corp.                                                    -6-

laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (viii) When the Registration Statement has become effective under the Act, a certificate with respect to the BanPonce Preferred Stock has been duly filed and recorded with the Department of State of the Commonwealth of Puerto Rico as required by the General Corporation Law of the Commonwealth of Puerto Rico, the terms of the BanPonce Preferred Stock and of its issue and sale have been duly established in conformity with the Corporation's restated certificate of incorporation so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation, all regulatory consents or approvals for the issuance and sale of the BanPonce Preferred Stock have been obtained and the BanPonce Preferred Stock has been duly issued and sold as contemplated by the Registration Statement, the BanPonce Preferred Stock will be validly issued, fully paid, and nonassessable.

         (ix) When the Registration Statement has become effective under the Act, a certificate with respect to the PIB Preferred Stock has been duly filed and recorded with the Department of State of the Commonwealth of Puerto Rico as required by the General Corporation Law of the Commonwealth of Puerto Rico, the terms of the PIB Preferred Stock and of its issue and sale have been duly established in conformity with PIB's certificate of incorporation so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PIB or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PIB or the Corporation, all regulatory consents or approvals for the issuance and sale of the PIB Preferred Stock and for the issuance of the PIB Preferred Stock Guarantees have been obtained, and the PIB Preferred Stock has been duly issued and sold as contemplated by the Registration Statement, the PIB Preferred Stock will be validly issued, fully paid and nonassessable, and when the terms of the PIB Preferred Stock Guarantees have been duly approved by the Board of Directors or other authorized officials of the Corporation and the PIB Preferred Stock Guarantees have been duly executed, the PIB Preferred Stock Guarantees will constitute valid and legally binding obligations of the Corporation, subject to

BanPonce Corporation
Popular International Bank, Inc.
BanPonce Financial Corp.                                                    -7-

bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (x) When the Registration Statement has become effective under the Act, a certificate of designations with respect to the BanPonce Financial Preferred Stock has been duly filed and recorded with the Secretary of State of the State of Delaware, the terms of the BanPonce Financial Preferred Stock and of its issue and sale have been duly established in conformity with Financial's certificate of incorporation, as amended, so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon Financial or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over Financial or the Corporation, all regulatory consents or approvals for the issuance and sale of the BanPonce Financial Preferred Stock and for the issuance of the BanPonce Financial Preferred Stock Guarantees have been obtained, when the terms of the BanPonce Financial Preferred Stock Guarantees have been duly approved by the Board of Directors or other authorized officials of the Corporation and the BanPonce Preferred Stock Guarantees have been duly executed, and the BanPonce Financial Preferred Stock and the BanPonce Financial Preferred Stock Guarantees have been duly issued and sold as contemplated by the Registration Statement, the BanPonce Financial Preferred Stock Guarantees will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         I note that, as of the date of this opinion, a judgment for money in an action based on a Debt Security denominated in a foreign currency or currency unit, or on a related Guarantee, in a Federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Debt Security is denominated into United States dollars will depend on various factors, including which court renders the judgment. In the case of a Debt Security denominated in a foreign currency, or a related Guarantee, a state court in the State of New York rendering

BanPonce Corporation
Popular International Bank, Inc.
BanPonce Financial Corp.                                                    -8-

a judgment on a Debt Security, or on a related Guarantee, would be required under Section 27 of the New York Judiciary Law to render such judgment in the foreign currency in which the Debt Security is denominated, and such judgment would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment.

         The foregoing opinion is limited to the Federal laws of the United States, the General Corporation Law of the State of Delaware, the laws of the State of New York and the Commonwealth of Puerto Rico, and I am expressing no opinion as to the effect of the laws of any other jurisdiction. With respect to all matters of the laws of the State of New York, I have relied upon the opinion, dated the date hereof, of Sullivan & Cromwell, and my opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinion of Sullivan & Cromwell.

         Also, I have relied as to certain matters on information obtained from public officials, officers of the Corporation, Financial and PIB, and other sources believed by me to be responsible, and I have assumed that each of the BanPonce Senior Indenture and the BanPonce Financial Senior Indenture has been duly authorized, executed and delivered by the respective Trustee thereunder, assumptions which I have not independently verified.

         I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to me under the heading "Validity of Offered Securities" in the Prospectus contained in the Registration Statement. In giving such consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Act.

                                        Very truly yours,

                                        /s/ Brunilda Santos de Alvarez

                                        Brunilda Santos de Alvarez